UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 22, 2005
(Date of earliest event reported): August 16, 2005
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Silverleaf Resorts, Inc. (the “Registrant”) entered into an Employment Agreement (the “Agreement”) with Thomas J. Morris pursuant to which Mr. Morris will be employed as Senior Vice President—Capital Markets. The Agreement, which is effective as of August 16, 2005, provides for an annual salary of $225,000, plus the grant of options to purchase 267,000 shares of the Registrant’s common stock. The options were granted under the Registrant’s 1997 Stock Option Plan and the 2003 Stock Option Plan and have an exercise price of $1.62 per share, the fair market value of the options on the date of grant. The Agreement also provides for an amendment to the Independent Contractor Consulting Agreement between the Registrant and Mr. Morris’ wholly-owned corporation, TradeMark Consulting, Co. (“TradeMark”) which will entitle TradeMark to earn one additional bonus during the term of the Consulting Agreement if the Registrant or one of its subsidiaries completes certain financing transactions as a result of the consulting services provided by TradeMark. TradeMark has assisted the Registrant in negotiating and closing credit facilities, including off-balance sheet transactions and revolving lines of credit since November 1, 2002.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit
*10.1	Employment Agreement dated as of August 16, 2005 between the Registrant and Thomas J. Morris.
*10.2	Independent Contractor Consulting Agreement dated as of November 1, 2002 between Thomas J. Morris as predecessor to TradeMark Consulting, Co.
*10.3	First Amendment to Consulting Agreement dated February 19, 2004 between the Registrant and Thomas J. Morris, individually and as president of TradeMark Consulting, Co.
*10.4 *10.5	Second Amendment to Consulting Agreement dated March 4, 2005 between the Registrant and TradeMark Consulting, Co. Third Amendment to Consulting Agreement dated as of August 16, 2005 between the
Registrant and TradeMark Consulting, Co.

*	filed herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 22, 2005	SILVERLEAF RESORTS, INC.
	By:	/S/ HARRY J. WHITE, JR.
	Name:	Harry J. White, Jr.
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1	Employment Agreement dated as of August 16, 2005 between the Registrant and Thomas J. Morris.
*10.2	Independent Contractor Consulting Agreement dated as of November 1, 2002 between Thomas J. Morris as predecessor to TradeMark Consulting, Co.
*10.3	First Amendment to Consulting Agreement dated February 19, 2004 between the Registrant and Thomas J. Morris, individually and as president of TradeMark Consulting, Co.
*10.4	Second Amendment to Consulting Agreement dated March 4, 2005 between the Registrant and TradeMark Consulting, Co.
*10.5	Third Amendment to Consulting Agreement dated as of August 16, 2005 between the Registrant and TradeMark Consulting, Co.

*	filed herewith